Jefferies Gene Therapy Summit Nasdaq: SELB 27 September 2018

Safe Harbor / Disclaimer Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, statements regarding the potential impact of adaptive immunity on AAV gene therapy, the potential benefits of re-dosing AAV gene therapy, the company’s potential to enable new therapies and improve efficacy and safety of existing biologics, the company’s opportunities for clinical proof of concept in gene therapy, the potential treatment applications for products utilizing the SVP platform in areas such as enzyme therapy, gene therapy, oncology therapy, vaccines and treatments for allergies and autoimmune diseases, the company’s plan to apply its SVP platform to a range of biologics for rare and serious diseases, statements regarding the potential of the company to enter into collaborations and licenses in a range of therapeutic areas, the potential of the company’s two gene therapy product candidates to enable repeat administration, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s SVP technology, potential delays in enrollment of patients, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations or licenses, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, substantial fluctuation in the price of its common stock, and other important factors discussed in the “Risk Factors” section of the company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on August 8, 2018, and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward-looking statements included in this presentation. 2

Immunogenicity is Now Recognized as a Serious Challenge for Biologic Therapies

IMMUNOGENICITY'S IMPACT

COMPROMISED EFFICACY
Anti-drug antibodies (ADAs) neutralize therapeutic benefit

SAFETY RISK
Hypersensitivity reactions can impact patients

UNPREDICTABLE RESPONSE
Changed PK/PD through drug-ADA interaction

SCIENTIFIC AMERICAN
January 2018 Edition



WAR
AGAINST
OURSELVES

"With the explosion of biologic products on the market and in *research pipelines, we've* become very concerned about the effectiveness and safety of *these drugs."*

– Amy Rosenberg, MD, Director, Division of Biotechnology Products Review and Research, FDA

The New York Times

When the Immune System Thwarts Lifesaving Drugs



Patients often produce antibodies to the very treatments keeping them alive, sometimes to disastrous effect...

By GINA KOLATA

May 15, 2017

SELECTA Biosciences

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The Promise of Gene Therapy • Remarkable progress • Potential life-transforming benefit • Durable responses in adult patients 4

Potential Impact of Adaptive Immunity on AAV Gene Therapy Humoral immunity Cellular immunity Neutralizing antibodies B cell CD8+ cytolytic T cell AAV Prevention of Elimination of AAV transduction transduced cells 5

Appearance of AAV-Specific CD8 T Cells Correlates with Liver Enzyme Elevation and Loss of Transgene Expression in Humans Hemophilia B patient administered AAV- Factor IX gene therapy Capsid-specific CD8+ T cell responses Nathwani et al., N Engl J Med. 2011 weeks 6

Neutralizing Antibodies Inhibit AAV Transduction • Neutralizing antibodies - Form after first exposure to AAV - Titers as low as 1:5 can inhibit AAV transduction - Persist for years after exposure - Cross react with other AAV serotypes - Prevent re-dosing Baseline AAV2 Nab titer AAV2 Nab titer AAV8 Nab titer Subject ID (reciprocal dilution) Follow-up (years) (reciprocal dilution) (reciprocal dilution) A 1:2 9 >1:3160 1:1000 B 1:11 9 1:3160 1:1000 C 1:2 7 >1:3160 1:100 D <1:2 2 >1:3160 1:100 Mingozzi and High, Ann Rev Immunol, 2017 7

Potential Benefits of Re-dosing AAV Gene Therapy AAV AAV • Increase percentage of patients Therapeutic target zone that achieve therapeutic benefit Dose titration without risk of over-dosing Activity • Improve enrollment in clinical trials Time AAV AAV • Restore therapeutic expression Therapeutic target zone in patients that experience liver Rescue of expression inflammation or damage Activity • Restore therapeutic expression in pediatric patients as they grow Time 8

Potential Benefits of Re-dosing AAV Gene Therapy AAV AAV Neutralizing antibodies Therapeutic target zone Dose titration Activity Formation of neutralizing Time antibodies after first administration of AAV gene AAV AAV Neutralizing antibodies therapy may prevent re-dosing Therapeutic target zone Rescue of expression Activity Time 9

Need for Repeat Dosing of Systemic Gene Therapy in Pediatric Patients Liver weight in children • Genetic metabolic diseases often manifest early in 900 childhood 800 • Gene therapy would benefit children the most, as 700 irreversible damage can occur if disease is not controlled 600 500 • However AAV vectors are non-replicating, so transgene 400 expression is expected to wane over time as children grow Liver weight (g) 300 200 • The formation of neutralizing antibodies prevents the 100 ability to re-dose AAV 0 0 1 2 3 4 5 6 7 8 9 10 11 12 Adapted from Coppoletta and Age (years) Wolbach, Am J Pathol, 1933 Vector dilution 10

Vector Dilution and Loss of Transgene Expression after AAV Gene Therapy in Neonatal Mice Vector Genomes Liver Weight 8 7 6 5 genomeVG/diploid 4 2d 1wk 2wk 1mo 2mo 17mo 3 2 Transgene Expression 1 Liver weight doubling weight Liver 0 WT 1.5d 1 2 3 4 MUT + AAV-hUgt1a1 weeks Age % Ugt1a1activity% 2d 1wk 2wk 1mo 2mo Bortolussi et al., Hum Gene Ther 2014 11

Notable Early Successes in AAV Gene Therapy Liver-targeted gene therapy indications • Hemophilia A Hemophilia A • Hemophilia B • Methylmalonic acidemia Adults • Ornithine transcarbamylase disease Hemophilia B • Crigler Najjar Inherited • Primary hyperoxaluria type 1 Retinal • Wilson disease Disease • Citrullinemia • Proprionic acidemia Pediatrics SMA • Familial hypercholesterolemia • Phenylketonuria • Acute intermittent porphyria • Tyrosinemia • α-1-antitrypsin deficiency Local Systemic • Maple syrup urine disease • Glycogen storage disease type 1 12

ImmTOR Technology for Mitigating Immunogenicity • Rapamycin • PLA + • PLA-PEG • Biologic • Induction of tolerogenic dendritic cells and antigen-specific regulatory cells • Mitigation of anti-drug antibodies • Robust and scalable GMP manufacturing 13

Leveraging Natural Disposition of Nanoparticles to Deliver Instructions to the Immune System Spleen I.V. Injection Spleen harvested 24 hr after I.V. (6hr post-injection) Injection of fluorescent NPs . . SVP . Macrophages . Dendritic cells B cells SVP Antigen 14

Dendritic Cells at the Crossroads of Immune Stimulation and Immune Tolerance SVP-Rapamycin Antigen Lymph Node Dendritic cell TOLERANCE STIMULATION Helper Naïve T cell T cell Induction of tolerogenic DC B cell Naïve T cell Regulatory T cell  Prevention of Anti-Drug Immune suppression mediated Antibodies (ADAs) by regulatory T cells Potential to enable new therapies and improve efficacy/safety of existing biologics 15 Kishimoto et al., Improving the efficacy and safety of biologic drugs with tolerogenic nanoparticles, Nature Nanotechnology, Aug. 2016

SVP Technology for ADA Mitigation Targeted Enzymes Viral Vectors Immunotoxins Antibodies IMMUNE TOLERANCE SVP Encapsulating Nanoparticle Encapsulated Rapamycin PLA+PLA-PEG 16

SVP Technology for ADA Mitigation

Biologic	Citation	Status
Pegsiticase	Kishimoto et al., 2016, Nature Nanotech	Phase 2 clinical trial
LMB-100	Mazor et al., 2018, PNAS	Phase 1 clinical trial
AAV	Meliani et al., Nature Commun, in press	Preclinical development
Humira	Kishimoto et al., 2016, Nature Nanotech	Research
Factor VIII	Zhang et al., 2016, Cell Immunol	Research
Myozyme	Lim et al., 2017, Mol Genet Metab Rep	Research

Tolerogenic activity confirmed in multiple independent laboratories

SELECTA Biosciences
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SEL-212 Phase 1b Trial of SVP-Rapamycin Combined with Pegsiticase in Patients with Hyperuricemia 1 0 No effect of SVP- 8 0.03, 0.1, 0.3 mg/kg 6 Rapamycin on on SVP-Rapamycin only 4 serum uric acid levels 2 N = 15 0 1 0 Loss of control over 8 N = 5 0.4 mg/ kg Pegsiticase only 6 serum uric acid 4 levels by day 14 2 0 ) 1 0 8 N = 5 dL 0.03 mg/kg SVP-Rapamycin 6 4 0.4 mg/kg Pegsiticase 2 0 1 0 Dose-dependent 8 N = 10 0.10 mg/kg SVP-Rapamycin 6 reduction in 4 0.4 mg/kg Pegsiticase 2 serum uric acid + Serum (mg/Acid Uric 0 1 0 levels correlates 8 N = 5 with ADA 0.15 mg/kg SVP-Rapamycin 6 4 0.4 mg/kg Pegsiticase 2 mitigation 0 1 0 8 N = 5 0.30 mg/kg SVP-Rapamycin 6 4 0.4 mg/kg Pegsiticase 2 0 0 7 14 21 30 Day Clinicaltrials.gov NCT02648269 Currently in a Phase 2 multidose trial 18

Gene Therapy

SVP-Rapamycin Enables Successful Vector Re- Administration of AAV Gene Therapy Vector Empty Nanoparticle Empty Nanoparticle Federico Mingozzi, Ph.D. AAV8-Luciferase AAV8-Factor IX Head of Immunology and Liver Gene Transfer Unit Day 0 21 53 Genethon, France SVPSVP-Rapamycin SVP-Rapamycin Currently CSO of Spark AAV8-Luciferase AAV8-Factor IX Therapeutics Day 0 21 53 r Anti-AAV8 Antibody Titer Serum Factor IX AAV8-FIX Gene Copy # e * t i 2 5 0 0 0 Expression T 200000 8 0 y 180000 tNP/tNP Empty NP SVP-Rapamycin 6 0 d 2 0 0 0 0 160000 o NP/tNPEmpty NP A 4 0 /ml) b i 140000 N t ng 2 0 D ( n 1 5 0 0 0 120000 g A 100000 /  8 0 .2 0 1 0 0 0 0 80000 N V C 0 .1 5 A 60000 V A 40000 0 .1 0 Human FIX Human - 5 0 0 0 i t SVP-Rapamycin 20000 0 .0 5 n A 0 0 0 .0 0 0 2 0 4 0 6 0 34 41 54 S V P E m p ty N P D a y s Days post injection C57BL/6 n=5/group, 4E12vg/kg 20 Melani et al, Nature Commun, in press

Repeat Administration of AAV Targets Additional Hepatocytes in the Liver Repeat administration of AAV with SVP-Rapamycin can target different hepatocytes • 1st dose: AAV8-GFP + SVP • 2nd dose: AAV8-UGT1A1 + SVP 21 Data generated in collaboration with Dr. Federico Mingozzi, Genethon

Antigen-specificity of SVP-Rapamycin Effects Treatment Challenge AAV8 + SVP[Rapa] AAV8 or AAV5 AAV8 + SVP[Empty] Day 0 Day 21 AAV8 Challenge AAV5 Challenge 22 Melani et al, Nature Commun, in press

Demonstration of the Role of Regulatory T Cells Effect can be Transferred to a Recipient T Reg Depletion Negates Effect AAV8-Luc +/- SVP AAV8-Luc +/- SVP PRIME CHALLENGE DONOR Transfer splenocytes Day 0 14 AAV8-hFIX Day 0 19 20 21 32 RECIPIENT Anti-CD25 Treg Depletion Day 0 1 28 Anti-AAV8 IgG levels in recipient mice (Day +14) Anti-AAV8 IgG levels (Day 32) 5 0 ) *** ) 2 0 L L * * * ** m / 4 0 m g / n g 1 5 ( (  3 0 G G g I g I 8 1 0 2 0 V 8 A V A A - i 1 0 t A 5 - n i t a n 0 a 0 S V P -R a p a m y c in + + - - E m p t y N P S V P ** P < 0.01, *** P < 0.001 T re g d e p le tio n - + - + 23 Melani et al, Nature Commun, in press

SVP-Rapamycin Blocks AAV8-Specific T Cell SVP-RapamycinResponse Inhibits T Cell Responses SVP-Rapamycin or Empty Nanoparticle AAV8 Day 0 Capsid-specific CD8 T cell Splenic T cells Liver Infiltrates ) t s 1 0 0 l 5 C l *  e c  ) ( 4 8 0 s T l s l l c e e i 3 c f v i 6 0 e 6 c 0 L e 2 1 / p 4 0 A s U - N 1 F d R i S ( s 2 0 m 0 p 8 a D C 0 -1 C P P P P V N V N S S y ty t p p m m E E 24 Melani et al, Nature Commun, in press

Opportunities for Clinical POC in Gene Therapy • Proprietary programs - Methylmalonic acidemia - Ornithine transcarbamylase deficiency • Spark Therapeutics - Licensed SVP-Rapamycin for hemophilia A, as well as exclusive options for up to four additional undisclosed genetic targets • Genethon and the CureCN consortium - AAV gene therapy program for treatment of Crigler Najjar - Funding for CureCN from EU Horizon 2020 grant 25

Immune Tolerance Pipeline Indication Description Preclinical Phase 1 Phase 2 Proprietary ADA Mitigation Programs SVP-Rapamycin co-administered with Chronic Severe Gout pegsiticase (SEL-212) Mesothelioma & SVP-Rapamycin co-administered with Pancreatic Cancer LMB-100 Methylmalonic SVP-Rapamycin co-administered with Acidemia (MMA) Anc80 vector Ornithine SVP-Rapamycin co-administered with Transcarbamylase AAV vector Deficiency (OTC) ADA Mitigation Program License SVP-Rapamycin licensed for FVIII Hemophilia A gene therapy 26

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